Summary Prospectus Supplement

September 20, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated September 20, 2022 to the Morgan Stanley Institutional Fund Trust
Summary Prospectus dated January 28, 2022

High Yield Portfolio (Class W) (the "Fund")

Effective immediately, Richard Lindquist no longer serves as a portfolio manager of the Fund and Joseph F. Hurley now serves as a portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the High Yield team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Jack Cimarosa	Executive Director	January 2017
Joseph F. Hurley	Executive Director	September 2022

Please retain this supplement for future reference.

  MSIFHYPWSUMSUP-0922